UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

ENSTAR GROUP LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

A.S. Cooper Building, 4th Floor, 26 Reid Street Hamilton, Bermuda	HM 11
(Address of principal executive offices)	(Zip Code)

(441) 292-3645

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share	ESGRP	The NASDAQ Stock Market LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share	ESGRO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6, 2024, Enstar Group Limited, an exempted company limited by shares existing under the laws of Bermuda (“Enstar” or the “Company”), held a special general meeting of its shareholders (the “Special General Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of July 29, 2024 (as it may be amended from time to time, the “Merger Agreement”), by and among Enstar, Elk Bidco Limited (“Parent”), Elk Merger Sub Limited (“Parent Merger Sub”), Deer Ltd. (“New Company Holdco”) and Deer Merger Sub Ltd. (“Company Merger Sub”), pursuant to which the Company, certain wholly owned subsidiaries of the Company and a wholly owned subsidiary of Parent intend to effect a series of mergers, with the Company surviving such mergers as a wholly owned subsidiary of Parent. Each proposal voted on at the Special General Meeting is described in detail in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on October 11, 2024.

A total of 15,232,010 Enstar ordinary shares, par value $1.00 per share (“Enstar Ordinary Shares”), 16,000 7.00% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Shares, Series D, par value $1.00 per share, of Enstar (the “Series D Preferred Shares”) and 4,400 7.00% Perpetual Non-Cumulative Preference Shares, Series E, par value $1.00 per share, of Enstar (the “Series E Preferred Shares”, together with the Series D Preferred Shares, the “Enstar Preferred Shares” and collectively with the Enstar Ordinary Shares, the “Enstar Shares”) were entitled to vote at the close of business on October 8, 2024, the record date for the Special General Meeting (the “Record Date”). Approximately 12,498,998 Enstar Ordinary Shares, or approximately 82.05% of the issued and outstanding Enstar Ordinary Shares, were represented in person or by proxy at the Special General Meeting and an aggregate of 12,512,277 Enstar Shares, or approximately 82.03% of the aggregate issued and outstanding Enstar Shares, were represented in person or by proxy at the Special General Meeting, constituting a quorum for the stated purposes of the Special General Meeting.

Each of the proposals on which the Company’s shareholders voted at the Special General Meeting and the voting results for the proposals voted on at the Special General Meeting are set forth below.

1.	The First Bye-Law Amendment Proposal – To approve, with immediate effect, an amendment to Enstar’s bye-laws, inserting a new bye-law 78 as set forth in the Proxy Statement, which would require any resolution proposed at a general meeting to approve the merger or amalgamation of Enstar with any other company to be approved by the affirmative vote of a majority of the votes cast by Enstar shareholders that are present (in person or by proxy) and voting at such general meeting and the quorum for such general meeting to be as set forth in bye-law 27.

For	Against	Abstain	Broker Non-Votes
12,145,646	342,019	11,333	-

As a result, the First Bye-Law Amendment Proposal was approved by the requisite vote of the Company’s shareholders.

2.	The Second Bye-Law Amendment Proposal – To approve, with immediate effect, an amendment to Enstar’s bye-laws, inserting a new bye-law 79 as set forth in the Proxy Statement, which would grant exclusive jurisdiction to the Supreme Court of Bermuda for any dispute arising concerning the Bermuda Companies Act 1981, as amended, or out of or in connection with Enstar’s bye-laws.

For	Against	Abstain	Broker Non-Votes
6,954,353	5,535,234	9,411	-

As a result, the Second Bye-Law Amendment Proposal was approved by the requisite vote of the Company’s shareholders.

3.	The Merger Proposal – To approve (a) the Merger Agreement, pursuant to which (i) Company Merger Sub will merge with and into Enstar, with Enstar surviving the merger (the “First Merger”), in accordance with the terms of the Merger Agreement and the terms of the First Statutory Merger Agreement in the form substantially attached to the Merger Agreement, (ii) as soon as practicable following the consummation of the First Merger, New Company Holdco will merge with and into Enstar, with Enstar surviving such merger (the “Second Merger”), in accordance with the terms of the Merger Agreement and the terms of the Second Statutory Merger Agreement in the form substantially attached to the Merger Agreement, and (iii) as soon as practicable following the consummation of such merger, Parent Merger Sub will merge with and into Enstar, with Enstar surviving such merger (the “Third Merger” and together with the First Merger and the Second Merger, the “Mergers”), in accordance with the terms of the Merger Agreement and the terms of the Third Statutory Merger Agreement in the form substantially attached to the Merger Agreement, (b) the Statutory Merger Agreements and (c) the Mergers.

For	Against	Abstain	Broker Non-Votes
11,855,301	635,469	21,507	-

As a result, the Merger Proposal was approved by the requisite vote of the Company’s shareholders.

4.	The Merger-Related Compensation Proposal – To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Enstar to its named executive officers in connection with the Mergers.

For	Against	Abstain	Broker Non-Votes
5,030,442	7,436,269	32,287	-

As a result, the Merger-Related Compensation Proposal was not approved by the requisite vote of the Company’s shareholders.

5.	The Adjournment Proposal – To approve an adjournment of the Special General Meeting, from time to time, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special General Meeting to approve the proposal to approve the Merger Agreement and the Mergers.

For	Against	Abstain	Broker Non-Votes
11,743,517	733,713	35,047	-

As a result, the Adjournment Proposal was approved by the requisite vote of the Company’s shareholders.

However, because the Merger Proposal was approved, the adjournment of the Special General Meeting was not necessary and, accordingly, the Special General Meeting was not adjourned.

Item 8.01 Other Events.

On November 6, 2024, the Company issued a press release announcing the voting results of the Special General Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
99.1	Press Release
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2024

ENSTAR GROUP LIMITED

By:	/s/ Audrey Taranto
Name:	Audrey Taranto
Title:	General Counsel and Corporate Secretary

[Signature Page to Form 8-K]